Exhibit 99.1

Analog Devices Reaches LTC Integration

Milestone; Announces Senior Executive Team

June 15, 2017—Norwood, MA Analog Devices, Inc. (NASDAQ: ADI), a global leader in high-performance semiconductors for signal processing applications, continues to make progress in its integration of Linear Technology, today announcing the new senior leadership team for the combined company, which takes effect immediately.

Rick Hess, Executive Vice President of Analog Devices, has been named a Strategic Advisor reporting to CEO Vincent Roche. Rick joined ADI in 2014 with the acquisition of Hittite Microwave Corporation, playing a critical role in the company’s integration. In the role of Strategic Advisor, Rick will leverage his experience to continue guiding the ongoing integration of Linear Technology, which ADI acquired in March.

Three new business groups and leaders were also announced today:

•	Greg Henderson was promoted to Senior Vice President – Automotive, Communications, and Aerospace & Defense. Greg previously served as Vice President of Analog’s RF and Microwave business.

•	Yusuf Jamal was promoted to Senior Vice President – Industrial, Healthcare, Consumer, and IoT Solutions and Security. Yusuf was previously Vice President – Consumer and Healthcare business at ADI.

•	Former Linear Technology executive Steve Pietkiewicz has been promoted to Senior Vice President – Power Products. Steve will lead this new business group focused on developing ADI’s power strategy and will take a lead role in the integration of LTC’s and ADI’s power portfolio within ADI’s larger suite of high performance analog and mixed signal products and solutions.

“ADI has long been known as a living company founded both on continuity and thoughtful evolution. Rick played an important leadership role in our last large integration and recently, as head of our business unit strategy. Focusing his expertise in this new role will further ensure our successful integration of LTC,” said Analog Devices President and CEO Vincent Roche. “In addition, the creation of our three business groups allows us to remain focused on the successful execution of our strategy as we accelerate toward the opportunities enabled by our acquisition of LTC. I am truly excited by the shape our new leadership team is taking and the possibilities it represents for our future.”

Henderson, Jamal, and Pietkiewicz join the other members of the senior executive team who include:

•	Peter Real—Senior Vice President and Chief Technology Officer

•	Martin Cotter—Senior Vice President, Worldwide Sales and Digital Marketing

•	John Hassett—Senior Vice President, Global Operations and Technology

•	Marnie Seif—Chief Legal Officer and Senior Vice President of Communications and Branding and Secretary

•	Jean Philibert—Senior Vice President, Human Resources

•	Eileen Wynne—Acting Chief Financial Officer

About Analog Devices

Analog Devices (NASDAQ: ADI) designs and manufactures semiconductor products and solutions. We enable our customers to interpret the world around us by intelligently bridging the physical and digital with unmatched technologies that sense, measure and connect. Visit http://www.analog.com

Forward-Looking Statements

This press release contains forward-looking statements, which address a variety of subjects including, for example, our statements regarding expected benefits and synergies of the acquisition of Linear Technology Corporation (“Linear Technology”), including expected integration of the combined companies, expected product offerings, product development, marketing position and technical advances resulting from the transaction. Statements that are not historical facts, including statements about our beliefs, plans and expectations, are forward-looking statements. Such statements are based on our current expectations and are subject to a number of factors and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements. The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in these forward-looking statements: any faltering in global economic conditions or the stability of credit and financial markets, erosion of consumer confidence and declines in customer spending, unavailability of raw materials, services, supplies or manufacturing capacity, changes in geographic, product or customer mix, higher than expected or unexpected costs associated with or relating to the acquisition of Linear Technology and the integration of the businesses; the risk that expected benefits, synergies and growth prospects of the acquisition may not be fully achieved in a timely manner, or at all; the risk that Linear Technology’s business may not be successfully integrated with Analog Devices’; the risk that we will be unable to retain and hire key personnel; and the risk that disruption resulting from the acquisition may adversely affect our business and relationships with our customers, suppliers or employees. For additional information about factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to our filings with the Securities and Exchange Commission (“SEC”), including the risk factors contained in our most recent Quarterly Report on Form 10-Q and Annual Report on Form 10-K. Forward-looking statements represent management’s current expectations and are inherently uncertain. Except as required by law, we do not undertake any obligation to update forward-looking statements made by us to reflect subsequent events or circumstances.

(ADI-WEB)

For more information:

Media Contact

Karen Marinella Hall, External Communications Manager

Karen.MarinellaHall@analog.com

781-461-3549

Investor Contact

Ali Husain, Treasurer & Head of Investor Relations

investor.relations@analog.com

781-461-3282